Summary Prospectus February 1, 2024

Loomis Sayles Limited Term Government and Agency Fund
Ticker Symbol: Class A (NEFLX), Class C (NECLX), Class N (LGANX), Class T* (LGATX) and Class Y (NELYX)
*	Class T shares of the Fund are not currently available for purchase.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at im.natixis.com/fund-documents. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@natixis.com. The Fund’s Prospectus and Statement of Additional Information, each dated February 1, 2024, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks high current return consistent with preservation of capital.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Funds Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 48 of the Prospectus, in Appendix A to the Prospectus and on page 111 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None*	1.00%	None	None	None
Redemption fees	None	None	None	None	None
*	A 0.75% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $500,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y
Management fees	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.20%[1]	0.21%	0.11%	0.20%[2]	0.21%
Total annual fund operating expenses	0.77%	1.53%	0.43%	0.77%	0.53%
Fee waiver and/or expense reimbursement[3],[4]	0.07%[5]	0.08%	0.03%	0.07%	0.08%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.70%	1.45%	0.40%	0.70%	0.45%
1	Other expenses include the refund of prior year service fees of 0.01%.
2	Other expenses for Class T shares are estimated for the current fiscal year.
3	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.70%, 1.45%, 0.40%, 0.70% and 0.45% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
4	Natixis Advisors, LLC (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2025 and may be terminated before then only with the consent of the Fund’s Board of Trustees.
5	In order to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement do not exceed the amounts disclosed in the table, the Adviser may voluntarily waive additional advisory fees and/or other expenses. This may result in Class A shareholders realizing a total annual fund operating expense after fee waiver and/or expense reimbursement lower than 0.70% of the Fund’s average daily net assets. This additional waiver may be terminated at any time.

Fund Summary

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example for Class C shares for the ten-year period reflects the conversion to Class A shares after eight years. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$295	$459	$636	$1,151
Class C	$248	$476	$827	$1,611
Class N	$41	$135	$238	$539
Class T	$320	$483	$660	$1,174
Class Y	$46	$162	$288	$657

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$148	$476	$827	$1,611

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 267% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that will provide the Fund with an average credit quality equal to the credit rating of the U.S. government’s long-term debt and an effective portfolio duration range of two to four years (although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change). The Fund may invest in securities with credit quality above or below the credit rating of the U.S. government’s long-term debt. In determining credit quality, the Adviser will look to the highest credit rating assigned by S&P Global Ratings (“S&P”), Fitch Investor Services, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”).

In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments.

In selecting investments for the Fund, the Adviser’s research analysts work closely with the Fund’s portfolio managers to develop an outlook on the economy from research produced by various financial firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. The Adviser seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment. The Adviser seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities. The Adviser also uses a systematic model based on supply and demand patterns in purchasing and selling certain treasury securities and related derivatives.

In connection with its principal investment strategies, the Fund may also invest in investment grade corporate notes and bonds, collateralized loan obligations, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), and other privately placed investments such as private credit investments, asset-backed securities and mortgage-related securities including mortgage dollar rolls, and when-issued

Fund Summary

securities, delayed delivery securities and/or forward commitment securities. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The values of zero-coupon bonds may be more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity, inflation and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

U.S. Government Securities Risk: Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity or willingness of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Agency Securities Risk: Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

When-Issued, Delayed Delivery and Forward Commitment Securities Risk: Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets. This may also occur when the Fund seeks to remain fully invested during the period after purchase but before settlement. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward commitment basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Fund Summary

Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated equity and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. In other circumstances, liquid investments may become illiquid. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Models and Data Risk: The Adviser utilizes various proprietary quantitative models to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

Portfolio Turnover Rate Risk: The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategy. A high rate of portfolio turnover may involve correspondingly greater expenses, which must be borne by the Fund and its shareholders, and also may result in short-term capital gains or losses to shareholders.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. Performance for Class C shares includes the automatic conversion to Class A shares after eight years. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.

Total Returns for Class Y Shares

Highest Quarterly Return: Fourth Quarter 2023, 2.95% Lowest Quarterly Return: First Quarter 2022, -2.45%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/17)
Class Y - Return Before Taxes	5.22%	1.28%	1.22%	-

Fund Summary

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/17)
Return After Taxes on Distributions	3.57%	0.46%	0.38%	-
Return After Taxes on Distributions and Sale of Fund Shares	3.06%	0.63%	0.56%	-
Class A - Return Before Taxes	2.56%	0.55%	0.72%	-
Class C - Return Before Taxes	3.18%	0.28%	0.35%	-
Class N - Return Before Taxes	5.17%	1.34%	-	1.34%
Class T - Return Before Taxes	2.27%	0.50%	0.70%	-
Bloomberg U.S. Aggregate Bond Index[1]	5.53%	1.10%	1.81%	1.27%
Bloomberg U.S. 1-5 Year Government Bond Index	4.39%	1.18%	1.13%	1.15%
1	Effective February 1, 2024, the Fund’s primary broad-based performance index changed to the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that represents the overall market applicable to the Fund. The Fund will retain the Bloomberg U.S. 1-5 Year Government Bond Index as its additional benchmark for performance comparison.

The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as Class T shares, restated to reflect the different sales load applicable to Class T shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

Loomis Sayles

Portfolio Managers

Daniel Conklin, CFA®, Portfolio Manager for the Relative Return Team at the Adviser, served as associate portfolio manager of the Fund from 2019 to 2020 and has served as co-portfolio manager of the Fund since 2020.

Christopher T. Harms, Portfolio Manager and Co-Head of the Relative Return Team at the Adviser, has served as co-portfolio manager of the Fund since 2012.

Clifton V. Rowe, CFA®, Portfolio Manager for the Relative Return Team and the Mortgage and Structured Finance Team at the Adviser, has served as co-portfolio manager of the Fund since 2001.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Natixis Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans	$1,000

There is no initial or subsequent investment minimum for:

•	Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Fund Summary

The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000.

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. The Distributor and the Fund, at any time, reserve the right to liquidate these accounts or any other account that does not meet the eligibility requirements of this class.

Class T Shares

Class T shares of the Fund are not currently available for purchase.

Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with the Distributor. Investors may not hold Class T shares directly with the Fund. Class T shares are subject to a minimum initial investment of $2,500. Not all financial intermediaries make Class T shares available to their clients.

Class Y Shares

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000, except there is no minimum initial or subsequent investment for:

•	Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•	Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

ULT77-0224